BRCS-SUM SUP-1 102513
Summary Prospectus Supplement dated October 25, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:
Invesco Balanced-Risk Commodity Strategy Fund
Effective November 8, 2013, Invesco Balanced-Risk Commodity Strategy Fund will re-open to new investors.
BRCS-SUM SUP-1 102513